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                                                                 Exhibit 10.02

                           COMMERCIAL RENTAL AGREEMENT

THIS AGREEMENT MADE THIS 1 DAY OF March 1999 BETWEEN CHRIS ENGLAND ("management") AND

ATW ("tenant")

MANAGEMENT LEASES TO TENANT RENTAL UNIT LOCATED AT:

1402 Willingham

1. TERM: THE TERM OF THIS LEASE SHALL BE 24 MONTHS, BEGINNING April 1, 1999 AND ENDING March 31, 2001.

2. OCCUPANCY: IT UNDERSTOOD AND AGREED THAT UNDERSIGNED WILL USE PROPERTY FOR COMMERCIAL / RETAIL BUSINESS ONLY AND THAT AT NO TIME WILL TENANT PERMIT OTHERS TO SUB LEASE THE PREMISES WITHOUT FIRST HAVING OBTAINED WRITTEN CONSENT FROM THE MANAGEMENT.

3. RENT: RENT IS PAYABLE IN ADVANCE AT A RATE OF $450 PER MONTH ON THE FIRST 1st. DAY OF EACH MONTH PAYABLE AT THE OFFICE OF THE MANAGEMENT LOCATED AT:

             CHRIS ENGLAND, 3067 MAIN STREET, EAST POINT, GA. 30344

4. DISCOUNT: TIME IS OF THE ESSENCE OF THIS AGREEMENT. IF THE RENT IS PAID ON OR BEFORE THE CLOSE OF THE BUSINESS DAY OF THE FIRST OF EACH MONTH THE RENT WILL BE $400. RENT MUST BE RECEIVED ON OR BEFORE THE DAY IT IS DUE TO OBTAIN THIS $50 DISCOUNT.

5. LATE CHARGES AND OTHER: RESIDENT SHALL PAY $5.00 PER DAY LATE CHARGES FOR EACH DAY THE RENT IS PAST DUE BEGINNING THE SECOND DAY THAT IT HAS NOT BEEN PAID.

RESIDENT SHALL PAY $20.00 PER CHECK FOR ANY RETURNED UNPAID CHECKS PLUS ANY LATE CHARGES AND LOST DISCOUNTS. RESIDENT SHALL PAY $8.00 COLLECTION FEE FOR EACH ATTEMPTED COLLECTION BY THE MANAGEMENT.

6. SECURITY DEPOSIT: RESIDENT SHALL PAY A SECURITY DEPOSIT OF $0 THE SECURITY DEPOSIT WILL BE REFUNDED TO THE RESIDENT AFTER TERMINATION OF THIS LEASE
PROVIDED:

A. NO DAMAGE EXIST ABOVE NORMAL WEAR AND TEAR.

B. CARPETS, WALLS, FLOORS, ALL APPLIANCES, BATHROOM FIXTURES, ETC. MUST BE CLEANED AND READY FOR NEW RESIDENT.

C. 30 DAY WRITTEN NOTICE HAS BEEN GIVEN TO MANAGEMENT.

D. ALL MONIES DUE HAVE BEEN PAID TO MANAGEMENT.

THE SECURITY DEPOSIT MAY NOT BE USED FOR THE FINAL MONTHS RENT

7. CONDITION OF PREMISES: TENANT HAS BEEN GIVEN THE RIGHT TO INSPECT THE PREMISES AND ACCEPTS IT IN IT'S PRESENT CONDITION. IF THERE ARE ANY DISCREPANCIES THEN RESIDENT MUST DELIVER A WRITTEN STATEMENT TO THE MANAGEMENT WITHIN (4) FOUR DAYS AFTER TAKING POSSESSION. OTHERWISE, IT WILL BE CONCLUSIVELY PRESUMED THAT THE INVENTORY AND CONDITIONS ARE CORRECT AND RESIDENT WILL BE RESPONSIBLE FOR ALL LOSS AND DAMAGES.

8. REPAIRS: PROPERTY IS BEING LEASED AS/IS. TENANT AGREES TO MAINTAIN THIS PROPERTY IN AS GOOD STATE AS HE/SHE FINDS IT AND WILL HAVE REPAIRED AT HIS/HER EXPENSE ANY DAMAGE, IMPROVEMENTS, MAINTENANCE, REMODELING, PAINTING, AND HVAC IMPROVEMENTS OR REPAIR. ANY ADDITIONS OR IMPROVEMENTS WILL BECOME PART OF THE EXISTING PROPERTY AND CANNOT BE REMOVED OR DISMANTLED IN ANY WAY WITHOUT FIRST HAVING OBTAINED WRITTEN CONSENT FROM THE MANAGEMENT.
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9. CASUALTY: TENANT ACKNOWLEDGES THAT HE IS AWARE THAT HE IS RESPONSIBLE TO
CARRY HIS OWN INSURANCE FOR FIRE, THEFT, AND LIABILITY ON HIS OWN POSSESSIONS, FAMILY, AND GUESTS. MANAGEMENT SHALL NOT BE LIABLE FOR ANY LOSS OF PROPERTY CAUSED BY FIRE, THEFT OR ANY OTHER REASON, NOR ANY ACCIDENTAL DAMAGE TO PERSONS OR PROPERTY IN OR ABOUT THE PREMISES RESULTING FROM ANYTHING AND RESIDENT SHALL MAKE NO CLAIM FOR ANY SUCH LOSS OR DAMAGE WITH THE MANAGEMENT.

10. UTILITIES: TENANT IS RESPONSIBLE TO PAY ALL OF THE REQUIRED UTILITIES: Taxes and Insurance. /s/ CE

11. PETS: "NO PETS"

12. ACCESS: MANAGEMENT SHALL BE ALLOWED TO ENTER THE PREMISES AT REASONABLE TIMES TO REPAIR, INSPECT, REMODEL, AND SHOW THE PREMISES FOR BUSINESS PURPOSES, AND CAN ENTER AT ANY TIME IN CASE OF AN EMERGENCY TO PROTECT LIFE AND PROPERTY.

13. DEFAULT: IF TENANT FAILS TO PAY THE RENT HEREIN STIPULATED OR SHOULD FAIL TO COMPLY WITH ANY ONE OF OR ALL OF THE PROVISIONS STATED IN THIS LEASE. THE TENANT WOULD BE IN DEFAULT.

14. EVICTION: IF THE RENT CALLED FOR HAS NOT BEEN PAID THEN THE MANAGEMENT SHALL HAVE THE RIGHT TO TAKE OUT A DISPOSSESSORY WARRANT AND HAVE THE TENANT AND POSSESSIONS REMOVED FROM THE PREMISES.

15. ALTERATIONS: RESIDENT SHALL NOT MAKE ANY ALTERATIONS, INSTALLATIONS, PAINTING OR REDECORATION'S OF ANY KIND WITHOUT WRITTEN PERMISSION OF THE MANAGEMENT.

16. RENEWAL TERM: THIS AGREEMENT CREATED MAY BE TERMINATED AT ANY TIME BY EITHER PARTY BY GIVING THE OTHER PARTY NOT LESS THAN 60 DAY WRITTEN NOTICE WITHOUT CAUSE. RESIDENT AGREES THAT HIS OCCUPANCY OF SAID PREMISES BEYOND THE TERM OF THIS LEASE SHALL NOT BE DEEMED AS A RENEWAL OF THIS LEASE FOR THE WHOLE TERM BUT THE ACCEPTANCE OF RENT BY THE MANAGEMENT AFTER THE TERM OF THIS LEASE SHALL BE CONSIDERED AS A RENEWAL OF THIS LEASE FOR ONE MONTH ONLY AND FOR SUCCESSIVE PERIODS OF ONE MONTH ONLY.

17. USE AND MAINTENANCE: PREMISES SHALL BE USED FOR COMMERCIAL/RETAIL USE ONLY. TENANT AGREES TO KEEP THE PREMISES IN A GOOD, CLEAN, AND SANITARY CONDITION AND USE THE PREMISES FOR NO UNLAWFUL, IMMORAL OR HAZARDOUS PURPOSE. LAWNS, SHRUBBERY AND YARD TO BE KEPT IN GOOD ORDER BY TENANT. TRASH TO BE REMOVED AT PROPER INTERVALS AND PLACED IN PROPER CONTAINERS FOR PICKUP.

18. LOCKS: RESIDENT IS PROHIBITED FROM ADDING, CHANGING, OR ALTERING LOCKS IN ANY WAY. ALL KEYS MUST BE RETURNED TO MANAGEMENT UPON TERMINATION OF THIS LEASE.

RESIDENT ACKNOWLEDGES:
A. THAT HE/SHE HAS READ AND UNDERSTANDS THIS AGREEMENT.
B. THAT ANY STATEMENTS IN THE RENTAL APPLICATION ARE TRUE.
C. THAT HE/SHE HAS RECEIVED AN EXECUTED COPY OF THIS AGREEMENT.


MANAGEMENT /s/ Chris England
           ----------------------------------------------


TENANT /s/ Chris England for ATW
       --------------------------------------------------


RESIDENT
         ------------------------------------------------